EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
The following table sets forth the computation of basic and diluted net income (loss) per share for common stock and preferred stock:

	Year ended December 31,
	2021	2020	2019
Numerator:
Numerator for basic and diluted net loss per share - net loss	$(166,319)	$(65,994)	$(50,226)
Denominator:
Denominator for basic net loss per share - weighted-average common shares	86,473,291	7,238,708	6,564,820
Effect of dilutive securities	—	—	—
Denominator for diluted net loss - adjusted weighted-average common shares	86,473,291	7,238,708	6,564,820
Basic and diluted net loss per share	$(1.92)	$(9.12)	$(7.65)
Potential common shares of 57.9 million underlying outstanding common stock options and common stock warrants were excluded from diluted net loss per share for the year ended December 31, 2021 as the Company had net losses, and their inclusion would be anti-dilutive. Potential common shares of 85.8 million and 80.8 million underlying outstanding preferred stock, common stock options and common stock warrants were excluded from diluted net loss per share for the years ended December 31, 2020 and 2019, respectively, as Legacy Latch had net losses, and their inclusion would be anti-dilutive (see Note 12, Convertible Preferred Stock and Equity, and Note 14, Stock-Based Compensation).